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                             CASULL ARMS CORPORATION
                        1996 INCENTIVE AND NON-QUALIFIED
                                STOCK OPTION PLAN


1.   PURPOSE

     The purpose of this Stock Option Plan (the "Plan") is to encourage and enable key employees (which term, as used herein, shall include officers), and directors (other than members of the Committee, as hereinafter defined), of Casull Arms Corporation or a parent (if any) or subsidiary thereof (collectively, unless the context otherwise requires, the "Corporation"), consultants, and advisors to the Corporation, and other persons or entities providing goods or services to the Corporation to acquire a proprietary interest in the Corporation through the ownership of common stock of the Corporation. As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Corporation as the term is defined in section 424 of the Internal Revenue Code of 1986, as amended (the "Code") (determined as if the Corporation were the employer corporation). Such directors, consultants, advisors, and other persons or entities providing goods or services to the Corporation and entitled to receive options hereunder are hereinafter collectively referred to as the "Associates," and the relationship of the Associates to the Corporation is hereinafter referred to as "association with" the Corporation. An employee or Associate to whom an option has been granted is referred to as a "Grantee". Such ownership will provide such Grantees with a more direct stake in the future welfare of the Corporation and encourage them to remain employed by or associated with the Corporation. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Corporation.

2.   ADMINISTRATION

     (a) The Plan shall be administered by a Stock Option Committee (the "Committee"), consisting of at least two members of the Board of Directors of the Corporation who are disinterested persons within the meaning of Rule 16(b)-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended from time to time.

     (b) A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee and all interpretations and decisions made by the Committee with respect to any question arising under the Plan shall be final and conclusive and shall be binding upon the Corporation and all other interested parties.

     (c) Subject to the terms and conditions of the Plan and such limitations as the Board of Directors may from time to time impose, the Committee shall be responsible for the overall


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management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority to (i) interpret and construe the Plan and to determine the terms of all options granted pursuant to the Plan, including, but not limited to, the persons to whom, and the time or times at which grants shall be made, the number of options to be included in the grants, the number of options which shall be treated as incentive stock options (in the case of options granted to employees) as described in section 422 of the Code, the number of options which do not qualify as incentive stock options ("nonqualified options"), and the terms and conditions thereof; (ii) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and (iii) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

3.   ELIGIBILITY AND PARTICIPATION

     (a) Key employees and Associates are eligible to receive options. Each option shall be granted, and the number of shares subject thereto shall be determined by the Committee.

     (b) Directors who are not officers of the Corporation, including, without limitations, Directors who serve as members of the Committee, shall receive as formula grants, on an annual basis on the last trading day of each January, starting January, 1997, stock options for 10,000 shares of the Corporation's common stock, at an exercise price equal to the fair market value of the stock on the date of grant. The fair market value shall be determined in accordance with Section 8 hereof.

4.   SHARES SUBJECT TO THE PLAN

     (a) Options shall be evidenced by written agreements which shall, among other things (i) designate the option as either an incentive stock option or a nonqualified stock option, (ii) specify the number of shares covered by the option; (iii) specify the exercise price, determined in accordance with paragraph 7 hereof, for the shares subject to the option; (iv) specify the option period determined in accordance with paragraph 6 hereof; (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and (vi) contain such other terms and conditions consistent with the Plan as the Committee may, in its discretion, prescribe.

     (b) The stock to be offered and delivered under the Plan, pursuant to the exercise of an option, shall be shares of the Corporation's authorized common stock and may be unissued shares or reacquired shares, as the Committee may from time to time determine. Subject to adjustment as provided in paragraph 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed three hundred thousand (300,000) shares of common stock. If an option expires or terminates for any reason during the term of the Plan prior to the exercise thereof in full, the shares subject to but not delivered under such option shall be available for options thereafter granted.


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5.   INCENTIVE STOCK OPTIONS

     (a) An option designated by the Committee as an "incentive stock option" is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An incentive stock option shall be granted only to an employee of the Corporation.

     (b) No incentive stock option shall provide any person with a right to purchase shares to the extent that such right first becomes exercisable during a prescribed calendar year and the sum of (i) the fair market value (determined as of the date of grant) of the shares subject to such incentive stock option which first become available for purchase during such calendar year, plus (ii) the fair market value (determined as of the date of grant) of all shares subject to incentive stock options previously granted to such person under all plans of the Corporation first become available for purchase during such calendar year exceeds $100,000.

     (c) Without prior written notice to the Committee, a Grantee may not dispose of shares acquired pursuant to the exercise of an incentive stock option until after the later of (i) the second anniversary of the date on which the incentive stock option was granted, or (ii) the first anniversary of the date on which the shares were acquired; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in section 422(c)(3) of the Code, shall not be deemed to be such a disposition.
The optionee shall make appropriate arrangements with the Corporation for any taxes which the Corporation is obligated to collect in connection with any disposition of shares acquired pursuant to the exercise of an incentive stock option, including any Federal, state or local withholding taxes.

     (d) Should Section 422 of the Code be amended during the term of the Plan, the Committee may modify the Plan consistently with such amendment.

6.   TERM OF OPTION PERIOD

     The term during which options may be granted under the Plan shall expire on December 15, 2006 and the option period during which each option may be exercised shall, subject to the provisions of paragraph 12 hereof, be during such period, expiring not later than the tenth anniversary (the fifth anniversary in the case of incentive stock options granted to a person who owns (within the meaning of section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Corporation at the time such option is granted) of the date the option is granted, as may be determined by the Committee.

7.   OPTION PRICE

     The price at which shares may be purchased upon exercise of a particular option shall be such price as may be fixed by the Committee but in no event less than the minimum required in order to comply with any applicable law, rule or regulation and, in the case of incentive stock options, shall not be less than 100 percent, or in the case of incentive stock options granted to


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an optionee who is a 10 percent stockholder (within the meaning of paragraph 6 hereof), shall not be less than 110 percent, of the fair market value (as defined in paragraph 8) of such shares on the date such option is granted.

8.   STOCK AS FORM OF EXERCISE PAYMENT

     At the discretion of the Committee, a Grantee who owns shares of the Corporation's common stock may elect to use such shares, with the value thereof to be determined as the fair market value of such shares on the day prior to the date of exercise of the option, to pay all or part of the option price required under the Plan. As used herein, fair market value shall be deemed to be the closing price on such day of the Corporation's common stock (if the Corporation's common stock is then traded on a national securities exchange or in the NASDAQ National Market System or Small-Cap Market System) or, if not so traded, the average of the closing bid and asked prices thereof on such day.

9.   EXERCISE OF OPTIONS

     (a) Each option granted shall be exercisable in whole or in part at any time, or from time to time, during the option period as the Committee may provide in the terms of such option; provided that the election to exercise an option shall be made in accordance with applicable federal and state laws and regulations.

     (b) No option may at any time be exercised with respect to a fractional share.

     (c) No shares shall be delivered pursuant to the exercise of any option, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto, until such shares are listed on each securities exchange on which the Corporation's common stock may then be listed, until, in the case of the exercise of an option, payment in full of the option price is received by the Corporation in cash or stock as provided in paragraph 8 and until payment in cash of any applicable withholding taxes is received by the Corporation. Unless prior to the exercise of the option the shares of the Corporation's common stock issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the option to the Corporation to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Corporation unless in the opinion of counsel to the Corporation such representation, agreement, or documentation is not necessary to comply with said Act. No holder of an option, or such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such option unless and until a certificate or certificates therefor is issued in his name.


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10.  ACCELERATION OF VESTING

     (a) An option shall automatically be vested and immediately exercisable in full upon the occurrence of any of the following events:

          (i) Any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Corporation, has become the beneficial owner, within the meaning of Rule 13d-3 under such Act, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities, unless such ownership by such person has been approved by the Board of Directors immediately prior to the acquisition of such securities by such person;

          (ii) The first day on which shares of the Corporation's common stock are purchased pursuant to a tender offer or exchange offer, unless such offer is made by the corporation or unless such officer has been approved or not opposed by the Board of Directors;

          (iii) The stockholders of the Corporation have approved an agreement to merge or consolidate with or into another corporation (and the Corporation is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets (including a plan of liquidation), unless the Board of Directors has resolved that options shall not automatically vest; or

          (iv) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

     (b) Other than upon the occurrence of any of the events described in paragraph 10(a), the Committee shall have the authority at any time or from time to time to accelerate the vesting of any individual option and to permit any stock option not theretofore exercisable to become immediately exercisable.

11.  TRANSFER OF OPTIONS

     Options granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Grantee to whom granted, may be exercised only by such or by such Grantee's guardian or legal representative.

12.  TERMINATION OF EMPLOYMENT

     (a) Except as specifically provided in this paragraph 12, an option shall be exercisable only if the Grantee has maintained continuous status as an employee of the Corporation or as an


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Associate since the date of grant of such option.  If the Grantee's status as an employee of the Corporation or as an Associate is terminated by the Corporation for any reason whatsoever, including death, Disability, Retirement, or with or without cause, that part of the Option that has already vested shall be exercisable for the lesser of (i) three (3) months from the date of such termination of employment or (ii) the balance of such Option's term. In no event, however, shall any option be exercisable after five years from the date it was granted. Nothing in the Plan or in any option shall confer upon any Grantee the right to continue in the employ of or association with the Corporation or interfere in any way with the right of the Corporation to terminate the employment or association of a Grantee at any time. The Committee's determination that a Grantee's employment or association has terminated and the date thereof shall be final and conclusive on all persons affected thereby.

     (b) The Committee may, if it determines that to do so would be in the Corporation's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of employment or association with the Corporation for any reason, upon such terms and conditions as the Committee determines to be appropriate.

     (c) In the case of a Grantee on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Corporation, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate. Leaves of absence for such period and purposes conforming to the personnel policy of the Corporation as may be approved by the Committee shall not be deemed terminations or interruptions of employment.

13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     (a) If the Corporation's outstanding common stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination, or exchange of shares or the like, or dividends payable in shares of the Corporation's common stock, an appropriate adjustment shall be made by the Board upon recommendation of the Committee in the aggregate number of shares available under the Plan and in the number of shares and price per share subject to outstanding options. If the Corporation shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Corporation shall be sold or exchanged, the holder of an option shall, after the occurrence of such a corporate event, be entitled to receive upon the exercise of his option the same number and kind of shares of stock or the same amount of property, cash, or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had exercised such option and had been, immediately prior to such event, the holder of the number of shares covered by such option. All adjustments made pursuant to this paragraph to the terms or conditions of an incentive stock option shall be subject to the requirements of section 424 of the Code.



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     (b)  Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of any option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

14.  TERMINATION, MODIFICATION, AND AMENDMENT

     (a) The Plan shall terminate 10 years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the stockholders of the Corporation and no option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified, or amended by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon.

     (c) The Board of Directors may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable including, without limitation, modifications to reflect changes in applicable law; provided, however, that the Board of Directors shall not (i) modify or amend the Plan in any way that would disqualify any incentive stock option issued pursuant to the Plan as an incentive stock option as defined in section 422 of the Code or (ii) without approval by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon, increase (except as provided by paragraph 14) the maximum number of shares as to which options may be granted under the Plan.

     (d) No termination, modification, or amendment of the Plan, may, without the consent of the Grantee, adversely affect the rights conferred by such option.

15.  EFFECTIVE DATE

     The Plan shall become effective upon the adoption by the Board of Directors, subject to the approval by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation present, in person, or by proxy, at a stockholders meeting duly held within one year following adoption of the Plan by the Board of Directors. All options granted prior to the date of such stockholder approval shall be subject to such approval.


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